Q4 2025 Earnings Presentation February 26, 2026 Exhibit 99.2

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

Powering the world’s payments ecosystem ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth while continuously modernizing their payment infrastructures, simply and securely. With nearly 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

ACI Financial Results for the Year Ended December 31, 2025 4 “ACI delivered another year of double-digit organic revenue growth, reflecting focused execution against our multi-year growth initiatives and value creation strategy. Our results continue to be driven by mission-critical payment and billing software that is deeply embedded in our customers’ complex and highly regulated workflows, creating durable, long-term relationships. In 2025 revenue in our Payment Software segment increased 9%, while our Biller segment grew 13%. During the fourth quarter, we signed an additional ACI Connetic customer, and continue to see growing demand for our cloud- native payments platform. As we enter 2026, we remain focused on executing our strategy, advancing innovation across our payments portfolio, and driving long-term shareholder value.” “2025 reflected consistent execution and disciplined financial performance for ACI. We delivered 10% revenue growth, generated $323 million in operating cash flow, returned $203 million to shareholders, and reduced net leverage to 1.2x. Our 2026 guidance is consistent with our long-term framework and reflects the durability of our recurring revenue base, continued margin discipline, and increased flexibility to return 50% to 60% of operating cash flow to shareholders, while continuing to invest in high-return organic initiatives and preserving capacity for disciplined, strategic M&A within our targeted leverage range.” Thomas W. Warsop, III ACI President and Chief Executive Officer Robert Leibrock ACI Chief Financial Officer CEO and CFO Perspective

Strong Growth and Financial Position 5 $196M CASH BALANCE 1.2x NET DEBT LEVERAGE RATIO 4.2M SHARES REPURCHASED DURING 2025 FOR $203M $456M REMAINING ON SHARE REPURCHASE AUTHORIZATION 10% REVENUE GROWTH 42% NET ADJUSTED EBITDA MARGIN* $506M ADJUSTED EBITDA* $323M CASH FLOW FROM OPERATING ACTIVITIES FULL YEAR 2025 AS OF DECEMBER 31, 2025 *Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data

Q4 2025 Highlights Full Year 2025 Highlights 6 Consolidated Results Segment Results Share Repurchases Total revenue of $1,760M up 10% and total recurring revenue up 11% from 2024 Payment Software revenue up 9%, with segment adjusted EBITDA* up 10% versus 2024 Repurchased approximately 4.2 million shares in 2025 Adjusted EBITDA* of $506M up 9% from 2024 Biller revenue up 13% and segment adjusted EBITDA* up 7% versus 2024 $456M remains available on the share repurchase authorization Consolidated Results Segment Results Balance Sheet Total revenue of $482M up 6% and total recurring revenue up 13% versus Q4 2024 Payment Software revenue up 2%, with segment recurring revenue up 12% and segment adjusted EBITDA* up 3% versus Q4 2024 $196M cash on hand Adjusted EBITDA* of $161M up 2% versus Q4 2024 Biller revenue up 13% and segment adjusted EBITDA* up 18% versus Q4 2024 $823M debt balance Net debt ratio of 1.2x EBITDA* *Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data

2026 Financial Guidance Expect High Single-Digit Revenue and Adjusted EBITDA Growth, with Continued Capital Returns 7 Next Quarter Guidance Full Year Guidance Q1 2026 FY 2026 Low High Low High Revenue $405 $415 $1,880 $1,910 Adjusted EBITDA $88 $93 $530 $550 $'s in millions • Full year 2026 revenue phasing expected to be ~44% in 1H and ~56% in 2H • Expect to allocate 50% to 60% of cash flow from operating activities towards share repurchases, subject to market conditions • Capital expenditures to approximate to $45M • Cash taxes expected to approximate to $80 - 90M • Interest expense, net expected to approximate $30M • Depreciation and amortization expected to approximate $90M • Non-cash compensation expense expected to approximate $65 - 75M • Effective tax rate expected to approximate 25% • Diluted share count expected to approximate 105 million shares (excluding future share buy-back activity)

Key Takeaways Continued Growth Momentum Entering 2026 Another year of double-digit revenue growth in 2025 Expanded ACI Connetic adoption with wins across key markets; momentum and pipeline building Advanced Speedpay One, our next generation Biller platform, with ongoing customer adoption. High margin model with $506M adjusted EBITDA in 2025, 42% net adjusted EBITDA margin, up from 41% in 2024 Strong financial position with $196M in cash and 1.2x net debt leverage ratio Returned $203M of capital to shareholders, with 4.2 million shares repurchased in 2025 Expect to allocate 50% to 60% of cash flow from operating activities in 2026 toward share repurchases Guiding high single-digit revenue and adjusted EBITDA growth in 2026, in line with long-term model 8

Supplemental Financial Data 9

Supplemental Financial Data 10 Three Months Ended December 31, Years Ended December 31, Recurring Revenue (millions) 2025 2024 2025 2024 SaaS and PaaS fees $ 253.2 $ 223.5 $ 1008.4 $ 898.0 Maintenance fees 50.8 46.7 201.3 190.8 Recurring Revenue $ 304.0 $ 270.2 $ 1,209.7 $ 1,088.7 Three Months Ended December 31, Years Ended December 31, New Bookings (millions) 2025 2024 2025 2024 Annual recurring revenue (ARR) bookings $ 24.4 $ 35.2 $ 70.3 $ 65.7 License and services bookings 65.1 115.1 254.6 290.0 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 11 Three Months Ended December 31, Years Ended December 31, Adjusted EBITDA (millions) 2025 2024 2025 2024 Net income $ 64.3 $ 98.6 $ 226.7 $ 203.1 Plus: Income tax expense 34.7 11.7 80.0 47.3 Net interest expense 10.6 12.5 43.0 56.5 Net other (income) expense (0.8) (0.5) (19.7) 1.2 Depreciation expense 3.3 3.2 12.8 18.2 Amortization expense 21.4 21.1 84.1 92.8 Non-cash stock-based compensation expense 25.2 11.1 70.6 41.3 Adjusted EBITDA before significant transaction-related expenses $ 158.7 $ 157.7 $ 497.5 $ 460.4 Significant transaction-related expenses: Cost reduction strategies 1.5 — 7.7 4.3 Other 0.7 — 1.2 1.0 Adjusted EBITDA $ 160.9 $ 157.7 $ 506.4 $ 465.7 Revenue, net of interchange Revenue $ 481.6 $ 453.0 $ 1,759.8 $ 1,594.3 Interchange 137.4 115.7 554.6 469.4 Revenue, net of interchange $ 344.2 $ 337.3 $ 1,205.2 $ 1,124.9 Net Adjusted EBITDA Margin 47% 47% 42% 41%

Supplemental Financial Data 12 Three Months Ended December 31, Years Ended December 31, Segment Information (millions) 2025 2024 2025 2024 Revenue Payment Software $ 278.0 $ 272.8 $ 942.1 $ 867.8 Biller 203.6 180.2 817.7 726.5 Total Revenue $ 481.6 $ 453.0 $ 1,759.8 $ 1,594.3 Recurring Revenue Payment Software $ 100.4 $ 90.0 $ 392.0 $ 362.2 Biller 203.6 180.2 817.7 726.5 Total $ 304.0 $ 270.2 $ 1,209.7 $ 1,088.7 Segment Adjusted EBITDA Payment Software $ 172.2 $ 167.6 $ 543.7 $ 495.1 Biller 37.9 32.1 140.7 131.2 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 13 EPS Impact of Non-cash and Significant Transaction-related Items (millions) Three Months Ended December 31, 2025 2024 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.62 $ 64.3 $ 0.93 $ 98.6 Adjusted for: Significant transaction-related expenses 0.02 1.7 — — Amortization of acquisition-related intangibles 0.04 4.2 0.04 4.5 Amortization of acquisition-related software 0.03 3.3 0.03 3.3 Non-cash stock-based compensation 0.19 19.9 0.08 8.8 Total adjustments 0.28 29.1 0.15 16.6 Diluted EPS adjusted for non-cash and significant transaction- related items $ 0.90 $ 93.4 $ 1.08 $ 115.2 Note: Amounts may not recalculate due to rounding. Years Ended December 31, 2025 2024 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 2.16 $ 226.7 $ 1.91 $ 203.1 Adjusted for: Gain on sale of equity investment (0.21) (21.7) — — Significant transaction-related expenses 0.07 6.9 0.07 7.4 Amortization of acquisition-related intangibles 0.16 16.7 0.22 23.3 Amortization of acquisition-related software 0.12 12.9 0.13 13.8 Non-cash stock-based compensation 0.53 55.8 0.31 32.6 Total adjustments 0.67 70.6 0.73 77.1 Diluted EPS adjusted for non-cash and significant transaction- related items $ 2.83 $ 297.3 $ 2.64 $ 280.2

Non-GAAP Financial Measures 14 To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: ◦ Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. ◦ Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. ◦ ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward Looking Statements 15 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to: (i) our results continue to be driven by mission-critical payment and billing software that is deeply embedded in our customers’ complex and highly regulated workflows, creating durable, long-term relationships, (ii) we signed an additional ACI Connetic customer and continue to see growing demand for our cloud-native payments platform (iii) as we enter 2026, we remain focused on executing our strategy, advancing innovation across our payments portfolio, and driving long term shareholder value, (iv) our 2026 guidance is consistent with our long term framework and reflects the durability of our recurring revenue base, continued margin discipline, and increased flexibility to return 50% to 60% of operating cash flow to shareholders, while continuing to invest in high return organic initiatives and preserving capacity for disciplined, strategic M&A within our targeted leverage range, and (v) Q1 2026 and full-year 2026 revenue and adjusted EBITDA financial guidance. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions, cybersecurity incidents or failure of our information technology and communication systems, security breaches, reliance on third-party cloud infrastructure and related services, reliance on third-parties, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, loss caused by theft or fraud, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, adoption of ACI Connetic, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, legal and business risks from artificial intelligence incorporated into our products, risks to our business from the use of artificial intelligence by our workforce, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, compliance with requirements of the payment card networks and Nacha, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, changes in card association and debit network fees or products, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, incurring additional debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix below expectations. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.